Aetna Series Fund, Inc.

       October 2, 1995 Supplement to the Prospectus dated March 31, 1995


 On September 29, 1995, the Board of Directors of the Aetna Series
 Fund, Inc. adopted a Plan of Reorganization and Liquidation on behalf of the Aetna Asian Growth Fund (the "Plan"). If the Plan is approved by the Asian Growth Fund shareholders, the Aetna International Growth Fund would acquire all the assets of the Asian Growth Fund, the shareholders of the Asian Growth Fund would become shareholders of the International Growth Fund, and the Asian Growth Fund would be liquidated.

 Notice has been given to Dunedin Fund Managers, Ltd., the investment subadviser of the Aetna International Growth Fund, that the Board of Directors of the Fund has voted to terminate the subadvisory agreement with Dunedin. Effective December 1, 1995 the day-to-day management of the portfolio will be assumed by ALIAC, the current investment Adviser (the "Adviser").



Form X41694.00.2